Ex. 10.2

VIASPACE INC.
SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), made as of this 9th day of November 2015, by and between VIASPACE Inc., a Nevada corporation (the “Company”), and the undersigned (the “Subscriber”).

1) Subscription; Purchase Price.

a) Subject to the terms and conditions herein, the Subscriber, intending to be legally bound, hereby, irrevocably agrees to purchase from the Company 4,285,714 shares of common stock (“Shares”) at the “Purchase Price Per Share”. The “Purchase Price per Share shall be equal to 20% of the Average Trading Price (defined as the daily closing price) as reported by the principal trading exchange on which the Company’s Common Stock is traded for the twenty (20) trading days preceding the date of this agreement which the parties agree is $0.0007. The aggregate purchase price of the Shares shall be $3,000.00 (the “Purchase Price”).

b) The Subscriber hereby acknowledges and agrees that: (i) subject to Section 3 below, this Agreement shall not be deemed to have been accepted by the Company until the Company indicates its acceptance by returning to Subscriber a copy of this Agreement executed by an authorized representative of the Company; and (ii) acceptance by the Company of this Agreement is conditioned upon the information and representations and warranties of Subscriber contained herein being complete, true and correct as of the date hereof.

2) Payment of Purchase Price.

a) Simultaneously with Subscriber’s receipt of a copy of this Agreement accepted and executed by an authorized representative of the Company, the Purchase Price shall be due and payable by the Subscriber. Such payment shall be made to the Company’s operating account. These funds may be used by the Company from time to time as the Officers of the Company deems appropriate, in the sole discretion of the Officers of the Company and without notice to the Subscriber.

3) Deliveries. The Subscriber shall deliver or cause to be delivered to the Company the following:

a) this Agreement duly executed by Subscriber;

b) a complete, accurate and executed confidential Accredited Investor Questionnaire, attached hereto as Exhibit A; and

c) the Subscriber’s aggregate Purchase Price, payable by personal or business cashier’s check, wire transfer of immediately available funds or money order made payable to “VIASPACE Inc.”. If paying the Purchase Price by wire transfer, Subscriber should deliver said wire transfer to:

Bank Name: Bank Address: ABA: SWIFT-BIC (International): Account Number: Account Name: Required Information:	Bank of America, N.A. 100 West 33rd Street, New York, NY 10001 026009593 BOFAUS3N 6550113516 Merrill Lynch Further Credit to VIASPACE Inc. Account 7BR-01G34

4) Closing Conditions. The obligations of the Company hereunder in connection with the acceptance of this subscription are subject to the following conditions being met:

a) the accuracy in all material respects when made and on the date hereof of the representations and warranties of the Subscriber contained herein and in the Accredited Investor Questionnaire attached hereto as Exhibit A;

b) all obligations, covenants and agreements of the Subscriber required to be performed at or prior to the date hereof shall have been performed;

c) the delivery by the Subscriber of the items set forth in Section 3 above.

5) Reserved.

6) Representations, Warranties and Agreements of Subscriber. The Subscriber hereby acknowledges, represents and warrants to the Company as follows:

a) If the Subscriber is an entity, the Subscriber is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Subscriber of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Subscriber. Each transaction document to which it is a party has been duly executed by the Subscriber, and when delivered by the Subscriber in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Subscriber, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b) The Subscriber acknowledges and understands that the offering and sale of the Shares has not been registered under the Securities Act of 1933, as amended (the “Act”) and is intended to be exempt from registration under the Act by virtue of Rules 504, 505, and 506 of Regulation D promulgated under the Act and by virtue of Sections 4(6) and 4(2) of the Act. In accordance therewith and in furtherance thereof, the Subscriber represents and warrants and agrees as follows:

i) The Subscriber is purchasing the Shares for the Subscriber’s own account for investment purposes only and not with the intent toward the further sale or distribution thereof.

ii) The Subscriber acknowledges and agrees that the Shares have not been registered under the Act and may not be transferred, sold, assigned, hypothecated or otherwise disposed of, unless (i) the terms of the Shares and (ii) such transaction is the subject of a registration statement, filed with and declared effective by the United States Securities and Exchange Commission (the “SEC”), or unless an exemption from the registration requirements under the Act is available.

iii) The Subscriber is an “accredited investor,” as that term is defined in Regulation D promulgated under the Act. The Subscriber has reviewed the definition of “accredited investor” contained in Accredited Investor Questionnaire in Exhibit A attached hereto and hereby represents and warrants that the Subscriber understands such definition. Prior to or in connection with the execution of this Agreement, the Subscriber shall submit to the Company the confidential Accredited Investor Questionnaire pursuant to which the Subscriber represents and warrants to the Company that the Subscriber is an “accredited investor” and sets forth the factual basis therefor. The Subscriber was informed of the significance of the foregoing representations and hereby represents that the information provided and the representations made by the Subscriber in the confidential Accredited Investor Questionnaire are true and correct in all respects as of the date hereof.

iv) If the Subscriber is a natural person, the Subscriber has reached the age of majority in the jurisdiction in which the Subscriber resides, the Subscriber has adequate means of providing for the Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment.

v) The purchase of the Shares involves a high degree of risk and the Subscriber acknowledges that the Subscriber can bear the complete economic risk of the purchase of the Shares, including the total loss of the investment represented hereby.

vi) The Subscriber has such knowledge and experience in financial, tax and business matters so as to enable the Subscriber to utilize the information made available to the Subscriber in connection herewith to evaluate the merits and risks of this investment and to make an informed investment decision with respect thereto.

vii) The Subscriber acknowledges that the Subscriber, or the Subscriber’s attorney, accountant, or adviser(s), has/have had a reasonable opportunity to inspect all documents and records pertaining to this subscription for the Shares.

viii) The Subscriber and/or the Subscriber’s adviser(s) has/have had a reasonable opportunity to ask questions and receive answers from a person or persons acting on behalf of the Company concerning the subscription for the Shares and all such questions have been answered to the full satisfaction of the Subscriber.

ix) In making a decision to purchase the Shares, the Subscriber has not relied on any information other than information supplied to it by the Company and in this Agreement.

x) The Subscriber is not relying on the Company or any agent thereof with respect to any legal, tax or economic advice related to an investment in the Shares.

xi) The Subscriber is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company. Subscriber is acquiring the Shares for his own account, for investment purposes only and not with a view to the resale or distribution thereof.

xii) The Subscriber understands and acknowledges that the certificate representing the Shares will bear the following legend and any other legend required by the laws of the jurisdiction in which the Subscriber resides, and any legend required by any applicable law, including without limitation, any legend that will be useful to aid compliance with Regulation D or other regulations adopted by the SEC under the Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR OTHER EXEMPTION UNDER SAID ACT.

THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION.”

c) The Subscriber hereby agrees to provide such information and to execute and deliver such documents as the Company may deem reasonably appropriate with regard to the Subscriber’s suitability or otherwise in connection with this Agreement.

d) The execution, delivery and performance of this Agreement by the Subscriber: (i) will not constitute a default under or conflict with any agreement or instrument to which the Subscriber is a party or by which it or its assets are bound; (ii) will not conflict with or violate any order, judgment, decree, statute, ordinance or regulation applicable to the Subscriber (including, without limitation, any applicable laws relating to permissible legal investments); and (iii) except as set forth herein, does not require the consent of any person or entity, other than those that have been obtained prior to the date hereof. This Agreement has been duly authorized, executed and delivered by the Subscriber and constitutes the valid and binding agreement of the Subscriber enforceable against it in accordance with its terms.

e) The Subscriber has not retained, or otherwise entered into any agreement or understanding with, any broker or finder in connection with the purchase of the Shares by the Subscriber, and the Company will not incur any liability for any fee, commission or other compensation on account of any such retention, agreement or understanding by the Subscriber.

f) The Subscriber understands, acknowledges and agrees that:

i) The Shares has not been recommended by any federal or state securities commission or regulatory authority.

ii) The representations, warranties, and agreements of the Subscriber contained in this Agreement shall survive the execution and delivery of this Agreement and the purchase of the Shares.

iii) The Subscriber will have absolutely no decision-making authority over any matters concerning the Company. As a holder of Shares, the Subscriber acknowledges and agrees that the Subscriber will not (i) be able to participate in the management of the Company or the conduct of its business; or (ii) have any right to approve any decision or action of the Officers of the Company in connection with the business of the Company, except as provided by the Company’s Articles of Incorporation and Bylaws.

g) The Subscriber recognizes that the purchase of the Shares involves a high degree of risk including, but not limited to, the following: (i) the Company remains a development stage business with limited operating history and requires funds in addition to the proceeds of this offering; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iii) the Subscriber may not be able to liquidate its investment; (iv) transferability of the Shares is extremely limited; (v) in the event of a Company disposition, the Subscriber could sustain the loss of its entire investment; and (vi) the Company has not paid any distributions since its inception and does not anticipate paying any distributions in the near future.

7) Miscellaneous.

a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to principles of conflicts of law. The Parties agree that jurisdiction and venue in any action brought by any party pursuant to this Agreement shall properly lie in any federal or state court located in the City of Los Angeles, State of California. By execution and delivery of this Agreement each party irrevocably submits to the jurisdiction of such courts for itself and in respect of its property with respect to such action.

b) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute, rule of law or regulation, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, rule of law or regulation. Any provision hereof which may prove invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

c) Each party shall indemnify each other party against any loss, expense or damages (including reasonable attorney’s fees but excluding consequential damages) incurred as a result of such parties’ breach of any representation, warranty, covenant or agreement in this Agreement.

d) This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute one instrument.

e) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing executed by the Company and the Subscriber.

f) Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by: (i) electronic mail to the Company’s email address as prescribed by the officer(s) (i) registered or certified mail, return receipt requested; or (iii) a nationally recognized overnight carrier, in each case addressed to VIASPACE Inc., 382 N. Lemon Ave., Suite 364. Walnut, CA 91789 Attention: Chief Executive Officer, and to the Subscriber at the address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of transmission or mailing, except notices of change of address, which shall be deemed to have been given when received.

g) The signatures on this Agreement are contained in the applicable Signature Page attached hereto.

INDIVIDUAL SIGNATURE PAGE

(To be completed if Subscriber is a natural person)

IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned’s signature on this Individual Signature Page evidences the undersigned’s agreement to be bound by the foregoing Agreement as a Subscriber.

If the undersigned is purchasing the Shares with his or her spouse, both the undersigned and his or her spouse must sign this Individual Signature Page.

The undersigned represents that (a) he/she has read and understands this Agreement and (b) he/she shall immediately notify the Company in writing if any material change in any of the information contained in this Agreement occurs before the acceptance of his/her subscription.

$0.0007		November 9, 2015

Purchase Price	Date

4,285,714       /S/ CARL KUKKONEN—

Shares	Signature
____Carl Kukkonen___________
Name (Please Type or Print)
_	_____________
Address	United States Social Security Number
_________	____________________________
Address (continued)	Signature of Spouse if Co-Owner
__________________	____________________________
(Telephone Number) (Fax Number)	Name of Spouse if Co-Owner
(Please Type or Print)

(Email) United States Social Security Number of Spouse if Co-Owner

Check one if more than one subscriber:

[ ] tenants in common (both parties sign — each owns one-half);
[ ] joint tenants with rights of survivorship (both parties sign — survivor upon death gets all — except if married, see below);
[ ] tenants by the entireties (both parties sign — survivor between husband and wife gets all)
[ ] community property (both parties sign)

SIGNATURE PAGE FOR ENTITIES

(To be completed if Subscriber is other than a natural person)

IN WITNESS WHEREOF, subject to acceptance by the Company, the undersigned’s signature on this Entity Signature Page evidences the undersigned’s agreement to be bound by the foregoing Agreement.

The undersigned represents that (a) it has read and understands this Agreement, and (b) it shall immediately notify the Company in writing if any material change in any of the information contained in this Agreement occurs before the acceptance of his/her subscription.

The undersigned warrants that he/she has full power and authority to execute this Subscription Agreement on behalf of the above entity, and investment in the Company is not prohibited by the governing documents of the entity or by any law applicable to such entity.

Date

Entity Name

Form of Organization: By:

Signature

       Partnership,        Corporation,        LLC
       Trust        Other: Its:

Print Name

Address Federal Tax ID No. (FEIN)

Address (continued) Telephone Number            Fax Number

Email

ACCEPTANCE OF SUBSCRIPTION

(to be filled out only by the Company)

The Company hereby accepts the above application for subscription for Shares on behalf of the Company.

Dated: November 9, 2015

VIASPACE INC.

By:      /S/ HARIS BASIT—
Name: Haris Basit
Title: Chief Executive Officer

Exhibit A

CONFIDENTIAL

ACCREDITED INVESTOR QUESTIONNAIRE

Exhibit B

Definition of Accredited Investor Under Regulation D

Accredited investor shall mean any person who comes within any of the following categories, or who the Company reasonably believes comes within any of the following categories, at the time of the sale of the Shares to that person:

(1) Any bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in access of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self directed plan with the investment decisions made solely by persons that are accredited investors;

(2) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Delaware or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered with total assets in excess of $5,000,000;

(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase exceeds $1,000,000, excluding the value and equity in that person’s primary residence;

(6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

(8) Any entity in which all of the equity owners are accredited investors.